BlackRock Equity Dividend Fund
(the “Fund”)

Supplement dated December 15, 2015
to the Summary Prospectuses dated November 27, 2015

Effective January 1, 2016, the following changes are made to the Fund’s Summary Prospectuses:

The section in the Summary Prospectuses entitled “Key Facts About BlackRock Equity Dividend Fund —Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Robert M. Shearer, CFA	2001	Managing Director of BlackRock, Inc.
Tony DeSpirito	2014	Managing Director of BlackRock, Inc.
David J. Cassese, CFA	2011	Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.